FOURTH AMENDMENT
OF
U.S. BANCORP NON-QUALIFIED RETIREMENT PLAN

The U.S. Bancorp Non-Qualified Retirement Plan (the “Plan Statement”) is amended in the following respects:

1. Appendix B-14. Effective December 20, 2004, the Plan Statement shall be amended by the addition of the attached Appendix B-14.

2. SAVINGS CLAUSE. Save and except as expressly amended above, the Plan Statement shall continue in full force and effect.

APPENDIX B-14

SUPPLEMENTAL BENEFITS

This Appendix B-14 summarizes the supplemental benefits payable to the named Participant under the Plan.

Participant: Pamela Joseph

Formula: Fifty-five percent (55%) of the Participant’s Final Average Monthly Earnings (as defined in Section 2.17 of the Plan) reduced by all of the following (each of which shall be considered an “offsetting benefit” for purposes of this Appendix B-14): the Participant’s benefit under the Qualified Plan and the Participant’s Excess Benefit under this Plan.

Normal Form of Payment: Life annuity with ten (10) years certain

Vesting Service Start Date: From December 20, 2004

Vesting: 100% vested at December 20, 2014 if continuously employed by U.S. Bancorp from the Vesting Service Start Date through December 20, 2014

Unreduced Retirement Age: 62

Early Retirement Reduction: 1/180 per month prior to age 62, plus 1/360 per month prior to age 60

Earliest Payout Date: Age 55 and 100% vested